UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On September 12, 2017, FibroGen, Inc. presented currently available data from the company’s Phase 2 randomized, double-blind, controlled study in patients with idiopathic pulmonary fibrosis (IPF) in an oral presentation by Luca Richeldi, M.D., Ph.D., Head of the Division of Pulmonary Medicine at Agostino Gemelli University Hospital of the Catholic University of the Sacred Heart in Rome, Italy. The presentation was given at the European Respiratory Society (ERS) International Congress 2017 in Milan, Italy.

A copy of such presentation, entitled “PRAISE, a randomized, placebo-controlled, double-blind Phase 2 clinical trial of pamrevlumab (FG-3019) in IPF patients,” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	FibroGen, Inc. presentation dated September 12, 2017, entitled “PRAISE, a randomized, placebo-controlled, double-blind Phase 2 clinical trial of pamrevlumab (FG-3019) in IPF patients.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.
Dated: September 12, 2017
	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	FibroGen, Inc. presentation dated September 12, 2017, entitled “PRAISE, a randomized, placebo-controlled, double-blind Phase 2 clinical trial of pamrevlumab (FG-3019) in IPF patients.”